COVOL TECHNOLOGIES, INC.









                   DEBENTURE AGREEMENT AND SECURITY AGREEMENT











                                DECEMBER 20, 1996







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                                                 TABLE OF CONTENTS

Section                                                                  Page

1.       Purchase and Sale of Debenture..................................  1
         1.1      Issuance of Convertible Subordinated Debenture.........  1
         1.2      Issuance of the Senior Debentures......................  1
         1.3      Closing................................................  1

2.       Representations, Warranties and Covenants of the Company........  2
         2.1      Corporate Existence; Compliance with Law...............  2
         2.2      Corporate Power; Authorization; Enforceable Obligations. 2
         2.3      Authorization and Valid Issuance of Debentures and Shares of
                  Common Stock............................................ 3
                  ........................................................ 3
         2.4      Disclosure.............................................. 3
         2.5      Ownership of Property; Liens............................ 3
         2.6      Patents, Trademarks, Copyrights and Licenses............ 3
         2.7      No Material Adverse Effect.............................. 4
         2.8      Environmental Laws...................................... 4
         2.9      Use of Proceeds......................................... 4

3.       Representations, Warranties and Covenants of the Investor........ 4
         3.1      Purchase Entirely for Own Account....................... 4
         3.2      Disclosure of Information............................... 4
         3.3      Investment Experience................................... 5
         3.4      Restricted Securities................................... 5
         3.5      Legends................................................. 5
         3.6      Accredited Investor..................................... 5

4.       Security Agreement............................................... 5
         4.1      Security Interest....................................... 6
         4.2      Collateral.............................................. 6
         4.3      Perfection and Priority................................. 6
         4.4      Affirmative Covenants................................... 6
         4.5      Negative Covenants...................................... 7
         4.6      Insurance; Payment of Premiums.......................... 7
         4.7      Remedies Upon Default................................... 8

5.       Conditions Precedent............................................. 9
         5.1      Execution and Delivery of Agreement..................... 9
         5.2      Documents and Other Agreements.......................... 9



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         5.3      Absence of Material Adverse Change......................10
         5.4      Conditions to the Initial Closing.......................10
         5.5      Conditions to Each Closing..............................10

6.       Miscellaneous....................................................11
         6.1      Survival of Warranties..................................11
         6.2      Successors and Assigns..................................11
         6.3      Governing Law...........................................11
         6.4      Counterparts............................................11
         6.5      Titles and Subtitles....................................11
         6.6      Notices.................................................11
         6.7      Expenses................................................11
         6.8      Amendments and Waivers..................................11
         6.9      Severability............................................12
         6.10     Indemnity...............................................12
         6.11     Waiver of Trial by Jury.................................12
         6.12     Entire Agreement........................................12




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                                    DEBENTURE AGREEMENT AND SECURITY AGREEMENT


         THIS DEBENTURE AGREEMENT AND SECURITY AGREEMENT is made as of the 20th day of December, 1996, by and among COVOL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and AJG FINANCIAL SERVICES, INC., a Delaware corporation ("Investor").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.       Purchase and Sale of Debenture.

                  1.1 Issuance of Convertible Subordinated Debenture. Subject to the terms and conditions of this Agreement, Investor agrees to lend at the Closing, and the Company agrees to borrow and issue to Investor at the Closing, the Company's 6% Convertible Subordinated Debenture in the form set forth in Exhibit A (the "Convertible Debenture") in the principal amount of $1,100,000, such amount to be paid by wire transfer or check payable to the order of Covol Technologies, Inc. within three
         (3) business days of the Initial Closing.

                  1.2 Issuance of the Senior Debentures. Subject to the terms and conditions of this Agreement, Investor agrees to lend and the Company agrees to borrow and issue at each Subsequent Closing the Company's Senior Debenture in the form set forth in Exhibit B (the "Senior Debenture" and together with the "Convertible Debenture, the "Debentures"), in the principal amount set forth in the Funding Request, up to $2,900,000, such amount to be paid by wire transfer or check payable to the order of Covol Technologies, Inc. at each Subsequent Closing.

                  1.3      Closing.

                           (a) The issuance of the Convertible Debenture hereunder shall be on December 20, 1996 (the "Initial
                  Closing"). Within three (3) business days of the Initial Closing Investor shall pay by wire transfer or check the principal amount of the Convertible Debenture.

                           (b) The issuance of the Senior Debentures shall occur
                  from time to time within 10 days of the delivery of request by the Company ("Funding Request") setting forth the amount requested and the proposed use of the proceeds of the amount requested (each a "Subsequent Closing"). At each Subsequent Closing, Investor shall pay to the Company the amount set forth in the Funding Request, up to an aggregate of $2,900,000, and the Company shall deliver to



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                  Investor a Senior Debenture in a principal amount equal to the amount set forth in the Funding Request, up to an aggregate principal amount of $2,900,000.

         2. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to each Investor that:

                  2.1 Corporate Existence; Compliance with Law. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all material licenses, permits, consents or approvals from or by, and has or will have made all material filings with, and has or will have given all material notices to, all governmental authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its certificate of incorporation and by-laws; and
         (vi) is in compliance with all applicable provisions of law, including, without limitation, the Employee Retirement Income Security Act of 1974, as amended, those regarding the collection, payment and deposit of employees' income, unemployment and Social Security taxes, and those relating to environmental matters where the failure to comply could reasonably be expected to have a material adverse effect on the business of the Company.

                  2.2 Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by the Company of this Agreement and the Debentures (i) are within the Company's corporate power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the Company's certificate of incorporation or by-laws; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under, or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Company is a party or by which the Company or any of its property is bound (except such conflict, breach, termination, default or acceleration as could not reasonably be expected to have a material adverse effect on the business of the Company); (vi) will not result in the creation or imposition of any lien upon any of the property of the Company other than those in favor of the Investor; and (vii) do not require the consent or approval of any governmental body, agency, authority or any other Person. At or prior to the Initial Closing, each of the documents to be delivered at such time shall have been duly executed and delivered for the benefit of or on behalf of the Company, and each shall then constitute a legal, valid



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         and  binding  obligation  of the  Company  to the  extent it is a party thereto, enforceable against it in accordance with its terms, subject to the effects of laws governing creditors rights generally and general principles of equity.

                  2.3 Authorization and Valid Issuance of Debentures and Shares of Common Stock. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, issuance and delivery of the Debentures being issued hereunder and the reservation for issuance of shares of Common Stock issuable upon conversion of the Debentures has been taken or will be taken prior to the Closing, and this Agreement and the Debentures, when issued and paid for, shall then constitute valid and legally binding obligations of the Company, each enforceable in accordance with its terms. The Debentures which are being acquired by the Investor, when issued and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued. The Common Stock issuable upon conversion of the Convertible Debentures purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Company's Certificate of Incorporation, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable federal and state securities laws, as currently in effect.

                  2.4 Disclosure. The Company's (i) Registration Statement on Form 10/A, Amendment No. 2, filed on approximately April 25, 1996, (ii) Form 10-Q for the quarter ended March 31, 1996, (iii) Form 8-K dated June 3, 1996, (iv) Form 10-Q for the quarter ended June 30, 1996, and
         (v) all other written information furnished to Investor did not, as of the date of such filings or information, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. The Company is currently preparing its financial statements for the fiscal year ended September 30, 1996, subject to audit, and its annual report on Form 10-K for the fiscal year ended September 30, 1996, which may show significant changes from prior filings with the Securities and Exchange Commission.

                  2.5 Ownership of Property; Liens. The Company owns good and merchantable title to, or valid leasehold interests in, all of its properties and assets; and the Company has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to establish, protect and perfect the Company's right, title and interest in and to all such property to the extent necessary to use such property in its ordinary business operations.

                  2.6 Patents, Trademarks, Copyrights and Licenses. The Company owns all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its business as



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         heretofore  conducted  by it, now  conducted  by it and  proposed to be conducted by it, each of which is listed, together with Patent and Trademark Office application or registration numbers, where applicable, on Schedule 2.6 hereto. The Company conducts its businesses without
         infringement  or  claim  of   infringement  of  any  license,   patent,
         copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others. To the best knowledge of the Company, there is no infringement or claim of infringement by others of any material, license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of the Company.

                  2.7  No  Material  Adverse  Effect.  Except  as  disclosed  on
         Schedule 2.7 hereto, no event has occurred since June 30, 1996, and is continuing which has had or could reasonably be expected to have a material adverse effect on the business, assets, properties, operations, prospects or financial or other condition of the Company.

                  2.8 Environmental Laws. All premises and facilities owned, leased, used or operated by the Company or, to the knowledge of any executive officer of the Company after a reasonable investigation, any predecessor in interest, have been, and continue to be, owned, leased, used or operated in compliance in all material respects with all applicable environmental laws.

                  2.9 Use of Proceeds. The proceeds of the issuance of the Debentures shall be used to satisfy certain contractual obligations of the Company, for working capital to fund operations, and to purchase equipment to be used to construct coal briquetting facilities to be managed and/or sold by the Company or affiliates of the Company.

         3.       Representations,  Warranties   and  Covenants of the Investor.
Investor hereby represents and warrants that:

                  3.1 Purchase Entirely for Own Account. Investor hereby confirms that the Debentures to be received by Investor hereunder and the Common Stock issuable upon conversion of the Convertible Debenture (collectively, the "Securities") will be acquired for Investor's own account and not with a view to the resale or distribution of any part thereof, and that Investor has no agreement or arrangement with regard to or present intention of selling, granting any participation in, or otherwise distributing the same; provided, however, notwithstanding the foregoing, Investor may effect transactions in reliance on Rule 144A promulgated under the Securities Act of 1933, as amended (the "Act").

                  3.2 Disclosure of Information. Investor has received all the information it considers necessary or appropriate for deciding whether to purchase the Debentures being issued hereunder. Investor further represents that it has had an opportunity to ask



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         questions and receive answers from the Company  regarding the terms and conditions of the sale of the Debentures.

                  3.3 Investment Experience. Investor acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Debentures being issued hereunder.

                  3.4 Restricted Securities. Investor understands that the Debenture and the shares of Common Stock issuable upon conversion of the Convertible Debenture it is acquiring pursuant hereto are characterized as "restricted securities" under the federal securities laws inasmuch as each is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, Investor represents that it is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                  3.5 Legends. It is understood that the Debentures being issued hereunder (and the Common Stock issuable upon conversion thereof) will bear a legend substantially similar to the following:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR OTHERWISE QUALIFIED FOR SALE UNDER ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED, HYPOTHECATED OR DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND REGISTERED OR OTHERWISE QUALIFIED FOR SALE UNDER SUCH STATE SECURITIES LAWS OR AN EXCEPTION FROM REGISTRATION THEREUNDER IS AVAILABLE."

                  3.6      Accredited  Investor.   Investor  is   an  Accredited
         Investor within the definition set forth in Rule 501(a) under the Act.

         4. Security Agreement. Payment of the Senior Debenture shall be secured to the extend described below:




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                  4.1 Security Interest. The Company hereby grants to Investor a security interest in the property and its proceeds described in Section
         4.2 herein to secure the Company's obligations under the Senior Debenture (the "Security Interest").

                  4.2 Collateral. The property in which the Security Interest is granted (the "Collateral") consists of a continuing interest in all real and personal property purchased by the Company from the proceeds of the issuance of the Senior Debentures, and all accessions to, substitutions for and all replacements, products and proceeds thereof, including, without limitation, proceeds of insurance policies insuring the Collateral, and all books and records (including, without limitation, computer programs, printouts and other computer materials and records) of the Company pertaining to any of the foregoing. The Company shall provide in each Funding Request an accounting to Investor of the proposed use of any proceeds of the issuance of the Senior Debentures. At the applicable Subsequent Closing or at the time the Collateral is acquired, the Company shall execute and deliver to Investor any documents, notices or instruments reasonably requested by Investor to perfect, evidence, give effect to or give notice of Investor's security interest, and shall pay all costs in connection therewith.

                  4.3 Perfection and Priority. The Security Interest grant herein shall be a first priority lien on the Collateral, subject to no other liens, claims or rights of others.

                  4.4 Affirmative Covenants. The Company covenants that it shall:

                           (a) Keep and maintain all  Collateral  consisting  of
                  equipment and machinery in good operating condition and repair; make all necessary replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved; promptly inform Investor of any additions to or deletions from such equipment and machinery; and prevent any such equipment and machinery from becoming a fixture to real estate or accession to other personal property;

                           (b) Promptly discharge any liens, encumbrances or other claims against the Collateral;

                           (c) Maintain such insurance as may be required by law
                  and such other insurance to such extent and against such hazards and liabilities as is customarily maintained by companies similarly situated, and include Investor as an additional insured on all liability policies; and

                           (d) Comply strictly and in all respects with all applicable environmental laws.




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                  4.5      Negative Covenants.  The Company  covenants  that  it
         shall not, without Investor's prior written consent, which Investor may or may not in its sole discretion give:

                           (a) Enter into any transaction which materially and adversely affects the Collateral or the Company's ability to repay the indebtedness under the Senior Debentures;

                           (b) Remove the Collateral from the locations set forth in the Funding Request with respect to the purchase of such Collateral or keep the Collateral at any other location(s) unless (i) the Company gives Investor written notice thereof and of the new location of the Collateral at least thirty (30) days prior thereto, and (ii) the other location is within the continental United States of America; or

                           (c) Create or permit any lien on any of the Collateral, other than liens created hereunder.

                  4.6 Insurance; Payment of Premiums. The Company shall, at its sole cost and expense, keep and maintain the Collateral insured for its full insurable value against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses and notify Investor promptly of any occurrence causing a material loss or decline in value of the Collateral and the estimated (or actual, if available) amount of such loss or decline. All policies of insurance on the Collateral shall be in form and with insurers recognized as adequate by prudent business persons and all such policies shall be in such amounts as may be satisfactory to Investor. The Company shall deliver to Investor a certificate of insurance and, upon request, the original (or certified copy) of each policy of insurance, and evidence of payment of all premiums therefor. Such policies of insurance shall contain an endorsement, in form and substance acceptable to Investor, showing loss payable to Investor, as its interests may appear. Such endorsement, or an independent instrument furnished to Investor, shall provide that the insurance companies will give Investor at least thirty
         (30) days prior written notice before any such policy or policies of insurance shall be altered or cancelled and that no act or default of the Company or any other person shall affect the right of Investor to recover under such policy or policies of insurance in case of loss or damage. The Company hereby directs all insurers under such policies of insurance to pay all proceeds payable thereunder directly to Investor, as its interests may appear. The Company irrevocably makes, constitutes and appoints Investor (and all officers, employees or agents designated by Investor) as the Company's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of the Company on any check, draft, instrument or other items of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. In the event the Company, at any time hereafter, shall fail to



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         obtain or maintain any of the policies of insurance  required  above or to pay any premium in whole or in part relating thereto, then Investor, without waiving or releasing any obligations or default by the Company hereunder, may at any time thereafter (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which Investor deems advisable. All sums so disbursed by Investor, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable on demand by the Company to Investor and shall be additional liabilities under the Senior Debentures secured by the Collateral.

                  4.7 Remedies Upon Default. In the event of any Event of Default under the Senior Debentures, Investor may do any one or more of the following:

                           (a) Declare any indebtedness under the Senior Debenture immediately due and payable;

                           (b) Enforce the security interest given in this Agreement under the provisions of the Uniform Commercial Code of the applicable state or any other equivalent law;

                           (c) Enter upon the premises of the  Company,  without
                  any obligation to pay rent to the Company, through self-help and without judicial process, without first obtaining a final judgment or giving the Company notice and opportunity for a hearing on the validity of Investor's claim, or any other place or places where the Collateral is located and kept, and remove the Collateral therefrom to the premises of Investor or any agent of Investor, for such time as Investor may desire, in order to effectively collect or liquidate the Collateral, or (ii) require the Company to assemble the Collateral and make it available to Investor at a place to be designated by Investor, in its sole discretion;

                           (d) Take possession of the Collateral or any part of it and of the records pertaining to the Collateral;

                           (e) Sell or otherwise dispose of all or any Collateral at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Investor, in its sole discretion, may deem advisable; (ii) adjourn such sales from time to time with or without notice; (iii) conduct such sales on the Company's premises or elsewhere and use the Company's premises without charge for such sales for such time or times as Investor may see fit. Investor shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Investor may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase



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                  price,  may  setoff  the  amount  of such  price  against  the
                  indebtedness  under  the  Senior   Debentures.   The  proceeds
                  realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and attorneys' fees and expenses incurred by Investor for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second to interest due upon any of the indebtedness under the Senior Debentures; and third
                  to  the  principal  of  the  indebtedness   under  the  Senior
                  Debentures. If any deficiency shall arise, the Company shall remain liable to Investor therefor; and

                           (f) Exercise any other rights and remedies of a secured party under the Uniform Commercial Code of the applicable state or other applicable law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law.

         5.       Conditions Precedent

         This Agreement shall become effective upon the satisfaction of the following conditions precedent:

         5.1 Execution and Delivery of Agreement. This Agreement or counterparts thereof shall have been duly executed by, and delivered to, the Company and the Investor.

         5.2 Documents and Other Agreements. The Investor shall have received all of the following, each in form and substance satisfactory to the Investor:

                  (a)      Convertible Debenture;

                  (b) Registration Rights Agreement between the Company and the Investor (the "Registration Rights Agreement");

                  (c) A Certificate of the Secretary of the Company, together with true and correct copies of the Certificate of Incorporation and By-Laws of the Company, and all amendments thereto, true and correct copies of the resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance of this Agreement, the Debentures and the Registration Rights Agreement, and the names of the officer or officers of the Company authorized to sign this Agreement, the Debentures and the Registration Rights Agreement, together with a sample of the true signature of each such officer;

                  (d) Certified copies of all documents evidencing any other necessary corporate action, consents and governmental approvals (if any) with respect to this Agreement, the Debentures and the Registration Rights Agreement;



JZM5843
                                                         9

                  (e) The favorable opinion of Ballard, Spahr, Andrews & Ingersoll, counsel for the Company, addressed to the Investor with respect to such matters as may be reasonably requested by the Investor;

                  (f) The Certificate of Incorporation of the Company certified by the Secretary of State of Delaware;

                  (g) Good Standing Certificates for the Company from the Secretaries of State of Delaware and Utah;

                  (h)      UCC  lien  search  reports of  filings  against   the
         Company for such jurisdictions as the Investor deems appropriate;

                  (i) UCC Financing Statements filed against the Company in respect to such jurisdictions as the Investor deems appropriate; and

                  (j) Certificate of insurance, together with a properly executed Lender's Loss Payable Clause.

         5.3 Absence of Material Adverse Change. No material adverse change in the business, operations or condition, financial or otherwise, of the Company shall have occurred or be continuing.

         5.4 Conditions to the Initial Closing. It shall be a condition to the Initial Closing that the conditions contained in Sections 5.1, 5.2 and 5.3 shall have been fulfilled.

         5.5 Conditions to Each Closing. It shall be a further condition to the Initial Closing and to each Subsequent Closing that the following statements shall be true on the date of each such Closing:

                  (a) All of the representations and warranties of the Company contained herein shall be correct in all material respects on and as of the date of each such Closing as though made on and as of such date, except (i) to the extent that any such representation or warranty expressly relates to an earlier date, and (ii) for changes therein permitted or contemplated by this Agreement.

                  (b) No event  shall  have  occurred  and be  continuing  which
         constitutes  or  would   constitute  an  Event  of  Default  under  the
         Debentures.

                  The acceptance by the Company of the proceeds of the issuance of any Debenture shall be deemed to constitute, as of the date of such acceptance, (i) a representation and warranty by the Company that the conditions in this Section 5.5 have been satisfied and



JZM5843
                                                        10

         (ii) a confirmation by the Company of the granting and continuance of the Investor's lien on the Collateral.

         6.       Miscellaneous.

                  6.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Investor or the Company.

                  6.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Debentures issued hereunder or any Common Stock issued upon conversion thereof).

                  6.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Utah without regard to choice of law principles.

                  6.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  6.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  6.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with a reputable overnight courier or with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days advance written notice to the other parties.

                  6.7 Expenses. Each party shall bear its own expenses in connection with the transactions contemplated by this Agreement.

                  6.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any securities



JZM5843
                                                        11
         purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

                  6.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so exuded and shall be enforceable in accordance with its terms.

                  6.10 Indemnity. The Company hereby indemnifies the Investor, and its directors, officers, employees, affiliates and agents (collectively, "Indemnified Persons") against, and agrees to hold each such Indemnified Person harmless from, any and all losses, claims, damages and liabilities, including claims brought by any stockholder or former stockholder of the Company, and related expenses, including reasonable counsel fees and expenses, incurred by such Indemnified Person arising out of any claim, litigation, investigation or proceeding (whether or not such Indemnified Person is a party thereto) relating to any transactions, services or matters that are the subject of this Agreement; provided, however, that such indemnity shall not apply to any such losses, claims, damages, or liabilities or related expenses determined by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Indemnified Person.

                  6.11 Waiver of Trial by Jury. THE COMPANY AND THE INVESTOR HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE DEBENTURES OR ANY ACT OR OMISSION WHICH EITHER PARTY ASSERTS RESULTED IN ANY LIABILITY TO THE COMPANY, THE INVESTOR OR THEIR RESPECTIVE OFFICERS, DIRECTORS, STOCKHOLDERS, PARTNERS, EMPLOYEES OR AGENTS, TO THE FULL EXTENT PERMITTED BY LAW.

                  6.12 Entire Agreement. This Agreement, the Debentures, and other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

THE DEBENTURES (AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE CONVERTIBLE DEBENTURE) ARE SUITABLE ONLY FOR SOPHISTICATED INVESTORS FOR WHOM AN INVESTMENT IN THE DEBENTURES DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND WHO FULLY UNDERSTAND AND ARE WILLING TO ASSUME THE RISK INVOLVED IN PURCHASE OF THE DEBENTURES. NO OFFER TO SELL (OR SOLICITATION OF AN OFFER TO BUY) IS BEING MADE IN ANY JURISDICTION IN WHICH SUCH OFFER ORSOLICITATION WOULD BE UNLAWFUL. THERE WILL BE NO PUBLIC OFFERING OF THE DEBENTURES.



JZM5843
                                                        12

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE DEBENTURES (AND THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF) HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY NOR HAS ANY SUCH FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF ANY INFORMATION PROVIDED HEREWITH. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


Address:  3280 North Frontage Road                COVOL TECHNOLOGIES, INC.
             Lehi, Utah 84043

                                                  By: /s/ Brent M. Cook
                                                  Name: Brent M. Cook
                                                  Title: President



Address:  The Gallagher Centre                    AJG FINANCIAL SERVICES, INC.
             Two Pierce Place
             Itasca, Illinois 60143-3141

                                                  By: /s/ David Long
                                                  Name: David Long
                                                  Title: Vice President




JZM5843
                                                        13

                                                   Schedule 2.6

                                                        to

                                    Debenture Agreement and Security Agreement



                                      LICENSES, PATENTS, PATENT APPLICATIONS,
                                      COPYRIGHTS, SERVICE MARKS, TRADEMARKS,
                                      TRADEMARK APPLICATIONS AND TRADE NAMES



UNITED STATES PATENTS:

o        No. 5,453,103, issued 26 September 1995

o        No. 5,487,764, issued 30 January 1996

UNITED STATES PATENT APPLICATIONS:

o Title: Reclaiming and Utilizing Discarded and Newly Formed Coke Breeze, Coal Fines, and Blast Furnace Revert Materials, and Related Methods, filed on 25 June 1995. Will issue 31 December 1996.

INTERNATIONAL PATENT COOPERATIVE TREATY

o        Serial No. PCT/US94/03814, lodged on 7 April 1994

o        Serial No. PCT/US94/01798, lodged on 8 February 1996

TRADEMARKS AND SERVICE MARKS

o        Intent-to-use  trademark  application  for  briquettes  identified   by
         "Covol". Serial No. 75/061,295, filed 22 February 1996, published for opposition 5 November 1996.

o Licensing services identified by "Covol". Serial No. 75/067,086, filed 4 March 1996, published for opposition 26 November 1996.




JZM5843

                                                   Schedule 2.7

                                                        to

                                    Debenture Agreement and Security Agreement



                                            POTENTIALLY ADVERSE EVENTS



COVOL TECHNOLOGIES, INC. AGTC. AGTC is a coal broker located in the State of Alabama, and organized as a partnership of three individuals: Mark Rodack, Rick Visovsky, and Ed Hodder. Ed Hodder is the owner of Port Hodder, the port in Alabama where the Company is building its second full scale agglomeration facility. The Company entered into an agreement with AGTC in March, 1996, to assist the Company in developing coal agglomeration projects. The Company terminated the agreement in July, 1996 because they were dissatisfied with AGTC's performance. Subsequent to termination of the agreement, the Company reached an agreement with Ed Hodder to purchase his property as a site for the Company's Alabama project. The Company offered payment of $35,000 in the form of a check with a restrictive indorsement as a settlement of all outstanding obligations. AGTC cashed the check and them immediately claimed the Company owed them additional amounts. AGTC has threatened litigation, which the Company believes has a very low likelihood of success. The agreement specifies Utah law, and Utah has a strong accord and satisfaction provision. Assuming AGTC files and the case is decided against the Company, the maximum liability by the Company would be "8% of the gross sales or monetized price" of the Alabama project.





JZM5843

                                             EXHIBIT A


                  THIS DEBENTURE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR OTHERWISE QUALIFIED FOR SALE UNDER THE SECURITIES LAWS OF ANY STATE. THIS DEBENTURE MAY NOT BE TRANSFERRED OR SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND SUCH LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER HAS BEEN DELIVERED TO THE ISSUER TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                  6% CONVERTIBLE SUBORDINATED DEBENTURE DUE DECEMBER 20, 1999

                                                         Salt Lake City, Utah
                                                            December 20, 1996

$1,100,000

         COVOL TECHNOLOGIES, INC., a Delaware corporation whose headquarters are located at 3280 North Frontage Road, Lehi, Utah 84043 (the "Company"), promises to pay to the order of AJG FINANCIAL SERVICES, INC., or its successors and assigns (the "Holder"), the aggregate principal sum of One Million, One Hundred Thousand Dollars ($1,100,000) (the "Principal Amount"), in lawful money of the United States of America, together with interest thereon from the date hereof on the unpaid Principal Amount, on the terms and conditions as hereinafter specified, until the Principal Amount is repaid in full.

         1. Identification of Debenture. This Debenture is the "Convertible Debenture" defined in that certain Debenture Agreement and Security Agreement of even date herewith between the Company and the Holder (the "Purchase Agreement") and the Holder is entitled to all of the benefits that arise under the Purchase Agreement from being the "Investor" and the holder of the "Convertible Debenture" thereunder.

         2.       Payment of Principal and Interest.

                  (a) The Principal Amount shall be payable, unless converted pursuant to Section 4 below, on December 20, 1999 ("Principal Repayment Date", also herein referred to as the "Maturity Date"). At the Maturity Date, any required prepayment pursuant to Section 3 below, any acceleration of the Principal Amount pursuant to Section 8 below, or upon the effective date of any conversion of the total unpaid



JZM5841

         Principal Amount of this Debenture pursuant to Section 4 below, any unpaid Principal Amount of this Debenture, all interest accrued thereon and other sums payable hereunder shall be due and payable in full, notwithstanding any other provision hereof.

                  (b) From and after the date hereof, interest on the unpaid balance of the Principal Amount shall accrue and be due and payable at the per annum rate of six percent (6%). Interest on the outstanding unpaid Principal Amount shall be payable upon the Maturity Date, any Prepayment and any acceleration of the Principal Amount pursuant to
         Section 8 below. Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed. In the event that all or any portion of the Principal Amount is not paid on any regularly scheduled payment date of this Debenture or upon acceleration (regardless of the reason therefor) and whether or not such payment is deferred because of the subordination provisions of this Debenture, the portion of the Principal Amount not paid when due shall bear interest until paid at the "Default Rate" (as defined in Section 8 below).

                  (c) All portions of the Principal Amount, all interest thereon and all other sums due hereunder, shall be payable, without set-off or deduction, at the offices of the Holder set forth above or at such other place as Holder, from time to time may designate to the Company in writing, in cash, certified check or check of the Company that the Holder has agreed in writing in advance to accept or a wire transfer to such account as Holder may have previously designated to the Company in writing.

                  (d) The Company shall not have the right to prepay any portion of the Principal Amount or any installment thereof.

         3. Required Prepayment. If a Change in Control (as hereinafter defined) occurs, the Holder may, by notice to the Company given not later than the date 10 days after the date the Company has notified the Holder of such Change in Control, require the prepayment of the entire unpaid Principal Amount of this Debenture and all accrued but unpaid interest thereon; whereupon the Company shall, on the date 10 days after the date such notice is given by the Holder, prepay this Debenture. The Company shall give the Holder notice of the occurrence of any Change in Control not later than 10 days after such Change in Control occurred.

         As used herein, "Change in Control" of the Company means:

                  (a) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company



JZM5841
                                                        17
         representing 30% or more of the combined voting power of the Company's then outstanding securities;

                  (b) during any period of two consecutive years (not including any period prior to the date of this Debenture), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c) or (d) of this Section) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                  (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (I) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

                  (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


         4.       Conversion of Debentures.

                  (a)      Conversion into Company's Common Stock.

                           (i) Conversion by Holder. On any day on which the Company is open for business from and after the date hereof and prior to 5:00 p.m. Salt Lake City time on the Maturity Date, subject to and upon compliance with the provisions of this Section 4, at the option of the Holder, any portion of the then outstanding Principal Amount which is $50,000 or greater and an integral multiple of $1,000 or the remaining balance due, may, so long as this Debenture or any part thereof remains outstanding, be converted into the number of duly authorized, validly issued, fully-paid and nonassessable shares of the Company's Common Stock equal to the then unpaid Principal Amount being converted,



JZM5841
                                                        18

*** Missing informaiton mya be available upon request to the Company divided by the Conversion Price then in effect. For purposes of this Debenture, the "Conversion Price" shall be ***
                  subject to adjustment as provided herein. Holder shall exercise its conversion right by surrendering this Debenture to the Company, at any time after 8:00 a.m. and prior to 5:00 p.m. Salt Lake City time at the Company's offices, set forth above, or at such other place in Salt Lake City, Utah as the Company from time to time may designate to the Holder in writing, accompanied by a written notice of election to convert in the form attached hereto as Exhibit A.

                           (ii)  Conversion by Company.  Provided the Company is
                  not then in default of any of its obligations under this Debenture or the Purchase Agreement, and further provided no Event of Default or any event with the passage of time would be an Event of Default has occurred and is continuing at any time from and after six (6) months from the date hereof and prior to 5:00 p.m. Salt Lake City time on the Maturity Date, the Company may, at its option, cause the then outstanding entire Principal Amount of this Debenture to be converted into shares of the Company's Common Stock, so long as this Debenture or any part thereof remains outstanding, such rights to be exercisable with not less than 15 days and not more than 30 days written notice in the form attached hereto as Exhibit B (the "Notice") to the Holder, which Notice shall be irrevocable without the written consent of the Holder. The Notice shall designate the date upon which such conversion shall occur (the "Conversion Date"); provided, however, the Conversion Date shall not be a date subsequent to the Maturity Date. Within 10 days of the Holder's receipt of the Notice, the Holder shall have the right to designate whether Holder shall receive on the Conversion Date shares of the Company's Common Stock or cash in an amount equal to the then outstanding Principal Amount of this Debenture and any accrued and unpaid interest thereon; provided, however, that in the event the Conversion Date is the Maturity Date, the Holder shall have no right to receive cash. The then unpaid Principal Amount of the Debenture shall be converted into the number of duly authorized, validly issued, fully-paid and nonassessable shares of the Company's Common Stock equal to the then unpaid Principal Amount divided by the Conversion Price in effect on the Conversion Date. On or before the Conversion Date, the Holder shall surrender the Debenture to the Company at the address in Salt Lake City, Utah designated in the Notice from the Company.

                           (b) Adjustment for Interest. In the event that all or
                  any portion of this Debenture shall be converted into Common Stock pursuant to the terms of this Debenture, any accrued but unpaid interest relating to the Principal Amount converted shall be paid and, at the option of the Company, may be paid in either cash or shares of Common Stock. If such interest is paid in shares of Common Stock pursuant to a conversion under
                  Section 4(a)(i) hereof the Holder shall receive number of duly authorized, validly issued, fully-paid and nonassessable



JZM5841
                                                        19
                  shares of the Company's Common Stock equal to the then accrued but unpaid interest divided by the Conversion Price in effect on the date on which the Debenture shall have been surrendered for conversion with proper notice of the amount to be converted. If such interest is paid in shares of Common Stock pursuant to a conversion under Section 4(a)(ii) hereof the Holder shall receive number of duly authorized, validly issued, fully-paid and nonassessable shares of the Company's Common Stock equal to the then accrued but unpaid interest divided by the Conversion Price in effect on the Conversion Date. If such interest is paid in cash pursuant to a conversion under Section 4(a)(i) hereof the Company shall pay such interest in cash to the Holder within five (5) days of the date on which the Debenture shall have been surrendered for conversion with proper notice of the amount to be converted. If such interest is paid in cash pursuant to a conversion under Section 4(a)(ii) hereof the Company shall pay such interest in cash to the Holder on the Conversion Date.

                  (c)      Issuance of Shares of Common Stock upon Conversion.

                           (i) As promptly as  practicable  after the surrender,
                  as herein provided, of the Debenture or any portion thereof for conversion, the Company shall deliver or cause to be delivered to the Holder a certificate or certificates representing the appropriate number of duly authorized, validly issued, fully-paid and non-assessable shares of the Company's Common Stock. If conversion is effected pursuant to
                  Section 4(a)(i) hereof, the conversion shall be deemed to have been made at the time that the Debenture shall have been surrendered for conversion with proper notice of the amount to be converted. If conversion is affected under Section 4(a)(i) hereof, upon surrender to the Company for conversion, this Debenture or such portion as is being converted shall be cancelled by the Company and the rights of the Holder as to the portion converted shall cease at such time (or such earlier time as shall be specified in Section 4(d), and the person or persons entitled to receive the shares of Common Stock upon conversion of such Debenture or Debentures shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at the time the Debenture is surrendered for conversion as provided herein. If conversion is effected pursuant to Section 4(a)(ii) hereof, the conversion shall be deemed to have been made on the Conversion Date. If conversion is effected under Section 4(a)(ii) hereof, on the Conversion Date this Debenture or such portion as is being converted shall be cancelled by the Company and the rights of the Holder as to the portion converted shall cease at such time (or such earlier time as shall be specified in Section 4(d), and the person or persons entitled to receive the shares of Common Stock upon conversion of such Debenture or Debentures shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock on the Conversion Date. If the Debenture is converted



JZM5841
                                                        20
                  in part only, upon such conversion, the Company shall execute and deliver to the Holder a new Debenture in a Principal Amount equal to the unconverted portion.

                           (ii) Each Common Stock certificate issued upon conversion of all or any portion of this Debenture, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR OTHERWISE QUALIFIED FOR SALE UNDER ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED, HYPOTHECATED OR DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND REGISTERED OR OTHERWISE QUALIFIED FOR SALE UNDER SUCH STATE SECURITIES LAWS OR AN EXCEPTION FROM REGISTRATION THEREUNDER IS AVAILABLE."

                  (d) Tender. From and after tender to the Holder of the unpaid Principal Amount and all accrued but unpaid interest thereon on or after the Maturity Date, this Debenture shall not, for the purposes of this Debenture, or any other purpose, be deemed to be outstanding, and the rights of the Holder under this Debenture (except to receive the consideration tendered) shall cease, regardless of whether this Debenture has been surrendered.

                  (e) Fractional Interests. No fractional shares of Common Stock shall be delivered upon conversion of Debentures. If more than one Debenture shall be surrendered for exchange at one time by the same Holder, the number of full shares which shall be delivered upon such exchange shall be computed on the basis of the aggregate Principal Amounts of the Debentures (or specified portions thereof) so surrendered. In lieu of any fractional shares which otherwise would be deliverable upon exchange of any Debenture (or specified portions thereof), the number of shares issuable upon such conversion will be rounded down to the next lower whole share and the Holder shall be paid an amount in cash equal to the Conversion price times the fraction of a share of Common Stock the Holder would otherwise be entitled to.

                  (f) Taxes, Etc. The Company shall pay all documentary stamp or other transactional taxes attributable to the issuance or delivery of Common Stock upon conversion of the Debenture, provided, however, that the Company shall not be required to pay any taxes which may be payable in respect to any transfer involved in the issuance or



JZM5841
                                                        21
         delivery of any certificate for Common Stock in a name other than that of the Holder of the Debenture in respect of which such Common Stock is issued.

                  (g) Reservation of Stock. The Company shall at all times reserve and keep available, out of its treasury stock or authorized and unissued stock, or both, solely for the purpose of effecting the conversion of the Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Debenture.

                  (h) Listing. In the event that the outstanding Common Stock shall be listed on one or more national securities exchanges or The NASDAQ Stock Market at any time after the date hereof, the Company shall use its best efforts to obtain the listing of the Common Stock issuable upon conversion of the Debenture, upon official notice of such issuance at the same time the outstanding Common Stock shall become listed such national securities exchange or The Nasdaq Stock Market.

         5.       Subordination.

                  (a) This Debenture and any instrument issued in exchange, renewal or substitution of any such Debenture, including any amendment thereto or modifications of any of the foregoing, are referred to in this Section 5 collectively as the "Debenture." The Holder hereby agrees, by accepting this Debenture, for Holder and any transferee, assignee or subsequent holder (each a "Subordinated Creditor"), that the indebtedness of the Company evidenced by the Debenture is subordinated and junior in right of payment to all unpaid "Senior Indebtedness." For purposes of the Debenture, "Senior Indebtedness" shall mean all of the unpaid principal and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company) all other indebtedness of the Company for borrowed money which is not expressly pari passu with, or subordinated to, this Debenture.

                  (b) As used in this Debenture, the term "subordinated and junior in right of payment" shall mean that no part of this Debenture shall have any claim to the assets of the Company on a parity with or prior to the claims of the Senior Indebtedness. Subject to the provisions of this Section 5, until and unless the Senior Indebtedness shall have been fully paid and satisfied, the Subordinated Creditor shall not be entitled to receive any payment on the whole or any part of the Principal Amount or of any interest on this Debenture. Prior to such time as either (i) a petition or case under any bankruptcy, insolvency, reorganization or other similar law has been filed by or against the Company or the Company has made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they come due or there occurs any other event set forth in Sections 8(c) or 8(d) of this Debenture, or (ii) the holder of any of the Senior



JZM5841
                                                        22

         Indebtedness (or any person or entity acting on behalf of such holder) has declared an event of default under any note or other instrument relating to any of the Senior Indebtedness and has notified the Company and the Subordinated Creditor thereof, the Company may make, and the Subordinated Creditor may accept payment of principal and interest due under this Debenture. Each of the events referred to in clauses (i) and
         (ii) of this Section 5(b) is hereafter referred to as a "Specified Event".

                  (c)      Upon the occurrence of any Specified Event:

                           (i) the  holders  of  Senior  Indebtedness  shall  be
                  entitled to receive payment in full in cash (or in such other medium as such holders shall agree) of the principal of, premium, if any, and interest and other amounts payable with respect to, the Senior Indebtedness to the date of payment on the Senior Indebtedness before Holder shall be entitled to receive any payment on the Debenture; and

                           (ii) until the Senior Indebtedness is paid in full in
                  cash (or in such other medium as such holders shall agree), any distribution to which Holder would be entitled but for this Section 5 shall be made to the holders of the Senior Indebtedness.

                  Upon any distribution of assets (in cash, securities or other property) of the Company to Holder in violation of this Section 5, Holder shall hold the distribution in trust for the benefit of, and shall forthwith pay over and deliver such distribution to, the holders of the Senior Indebtedness.

                  (d) If, while any Senior Indebtedness is outstanding, a Specified Event occurs:

                           (i) an "Event of Default"  shall have occurred  under
                  this Debenture and the holders of the Senior Indebtedness are hereby irrevocably authorized and empowered (in their own names or in the name of Holder or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of this Debenture and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the indebtedness evidenced by this Debenture) as such holders may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of such holders; and

                           (ii) the Subordinated Creditor shall duly and promptly take such action as the holders of such Senior Indebtedness may request (A) to collect this Debenture for the account of the holders of the Senior Indebtedness and to file appropriate claims or proofs of claim in respect of this Debenture, (B) to execute and deliver to the holders of the Senior Indebtedness such powers of attorney,



JZM5841
                                                        23
                  assignments, or other instruments as such holders may request in order to enable them to enforce any and all claims with respect to this Debenture, and (C) to collect and receive any and all payments of distributions which may be payable or deliverable upon or with respect to this Debenture.

                  Notwithstanding anything to the contrary contained in this Debenture or any agreement or instrument relating to the indebtedness evidenced hereby, the Subordinated Creditor shall not initiate any action to seek or enforce collection of the Debenture, including initiating a filing of a case or petition for relief under the Federal Bankruptcy Code during any period with respect to which payment may not be made on the Debenture under this Section 5 unless judicial proceedings have been initiated by the holders of the Senior
         Indebtedness to collect the Senior Indebtedness and are continuing; provided, however, that if the Company fails to pay any interest or principal with respect to this Debenture (for these purposes, the "Defaulted Payment") and such Event of Default continues for a period of thirty (30) days ("Default Period") from the date such interest or principal was due, then the Subordinated Creditor shall have the right to institute proceedings against the Company to recover the Defaulted Payment; provided, further, that (A) prior to instituting proceedings against the Company to recover the Defaulted Payment, the Subordinated Creditor shall give the holders of the Senior Indebtedness at least twenty (20) days notice of Company's failure to pay such interest or principal during which time the holders of the Senior Indebtedness shall have the right, but not the obligation, to pay or cause to be paid the Defaulted Payment (such notice not to extend the Default Period in any manner); (B) the Subordinated Creditor shall not have the right to institute proceedings to recover any amounts other than the Defaulted Payment; and (C) the Subordinated Creditor shall have no right to file any petition in bankruptcy against the Company or take advantage of any insolvency law in connection with the recovery of the Defaulted Payment. Notwithstanding anything herein to the contrary, the Subordinated Creditor may enforce the rights to collect the unpaid balance hereof on and after the Maturity Date.

                  (e) Except as specifically provided herein, the rights under these subordination provisions of the holders of the Senior Indebtedness as against the Subordinated Creditor shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                           (i) any act or failure to act on the part of the Company under the terms of this Debenture;

                           (ii) any  extension or  indulgence  in respect of any
                  payment or prepayment of any Senior Indebtedness or any part thereof or in respect of any other amount payable to any holder of the Senior Indebtedness;




JZM5841
                                                        24

                           (iii) any  amendment,  modification  or waiver of, or
                  addition or supplement to, or deletion from, or compromise' release, consent or other action in respect of, any of the terms of any Senior Indebtedness, any agreement which may be made relating to any Senior Indebtedness or any instrument evidencing the Senior Indebtedness; or

                           (iv) any exercise or nonexercise by any holder of the
                  Senior Indebtedness of any right or remedy under or in respect of any Senior Indebtedness or these subordination provisions or any waiver of any such right or remedy or of any default in respect of the Senior Indebtedness or these subordination provisions, or any receipt by any holder of the Senior Indebtedness of any security, or any failure by any holder of the Senior Indebtedness to perfect a security interest in, or any release by any holder of the Senior Indebtedness, any security or guaranty for the payment of the Senior Indebtedness.

                  (f) The obligations of the Subordinated Creditor hereunder shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness, or any other payment to any holder of any Senior Indebtedness, is rescinded or must otherwise be restored or returned by the holders of such Senior Indebtedness upon the occurrence of any event described in
         Section 5(b) hereof, all as though such payment had not been made.

                  (g) The provisions of this Section 5 shall continue in full force and effect, notwithstanding the commencement of a case under Title 11 of the United States Code, as amended, by or against the Company or any of its property. In furtherance of the foregoing, if Holder receives, directly or indirectly, by set-off, redemption, purchase or in any other manner, any property of, or payments from, the Company after the commencement of such a case on account of a claim which is subordinated by the terms of this Section 5 (whether as "adequate protection" payments or otherwise), Holder shall immediately turn such property or payments over to the holders of the Senior Indebtedness in accordance with the applicable provisions of this
         Section 5.

                  (h) Notwithstanding the other provisions in this Section 5, this Debenture may be converted into shares of the Company's Common Stock on the terms set forth in this Debenture or on such other terms as may be agreed to by the Company and the Holder at any time, subject to Section 4(a) above.

                  (i) Subject to the prior payment in full of the Senior Indebtedness, the Subordinated Creditor shall be subrogated to the rights of the holders of the Senior Indebtedness to receive payments, including interest, penalties and fees, or distributions of assets of the Company made on the Senior Indebtedness until the Principal Amount of and interest on this Debenture shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any



JZM5841
                                                        25
         cash, property or securities to which the Subordinated Creditor would be entitled except for these provisions shall, as between the Company and its creditors (other than the holders of the Senior Indebtedness), be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

                  (j) The  foregoing  provisions of Section 5 are solely for the purpose of defining the relative rights of the holders of the Senior Indebtedness on the one hand and the Subordinated Creditor on the other hand, and nothing in those provisions shall impair, as between the Company and the Subordinated Creditor, the obligation of the Company, which is unconditional and absolute, to pay to the Subordinated
         Creditor the Principal Amount of and interest on this Debenture or prevent the Subordinated Creditor from exercising all remedies permitted by law upon default under this Debenture, subject to the rights set forth above of the holders of the Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Subordinated Creditor and to prevent the Subordinated Creditor from exercising such remedies upon default under this Debenture until the Senior Indebtedness has been paid in full.

         6.       Ranking  of  Obligations.  The  obligations  of  the   Company
hereunder do rank and will rank at least pari passu in priority of payment with all other indebtedness of the Company except for Senior Indebtedness.

         7. Covenants. Until satisfaction in full of all obligations of the Company under this Debenture, the Company shall at all times comply with all of the covenants of the Company set forth herein or in the Purchase Agreement, which are hereby incorporated by reference herein as if each such covenant was set forth in full in this Debenture, together with any necessary defined terms from the Purchase Agreement.

         8. Events of Default. The following events are hereby defined for all purposes of this Debenture as Events of Default:

                  (a) Failure of the Company to pay any installment of principal or interest hereunder when and as the same shall become due and payable, which failure shall have continued for a period of 5 days.

                  (b) The breach by the Company of any of the other covenants set forth in this Debenture or in the Purchase Agreement if such breach is not cured within 30 days after written notice thereof is given by the Holder.

                  (c) The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter in effect, or



JZM5841
                                                        26
         any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the institution of proceedings thereunder or the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due;

                  (d) The entry of a decree or order by a court having jurisdiction for relief in respect of the Company, or adjudging the Company a bankrupt or insolvent, or approving as properly filed petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under Title 11 of the United States Code, as now constituted or hereafter in effect, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (e) A default shall occur under any other agreement, document or instrument to which the Company is a party and such default is not cured within any applicable grace period or waived in writing, and such default (i) involves the failure to make any payment when due in respect of any indebtedness (other than the Principal Amount and interest thereon) of the Company in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate, or (ii) causes such indebtedness or a portion thereof in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or (iii) permits any holder of such indebtedness or a trustee to cause such indebtedness or a portion thereof in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate to become due prior to its stated maturity or prior to the regularly scheduled dates of payment and such default is not cured or waived within 30 days after the occurrence thereof.

         If one or more Events of Default shall happen and be continuing, then, and in each and every such case, the Holder, at its option, by notice in writing to the Company, may declare the entire Principal Amount and all interest accrued thereon and any other sums due hereunder, if not already due and payable, to be immediately due and payable. If there shall occur an Event of Default described in Sections 8(c) or 8(d), the entire unpaid balance of the Principal Amount with interest accrued thereon and all other sums due under this Debenture shall be immediately due and payable without notice to the Company. If the entire unpaid balance with interest accrued thereon shall, as a result of either of the preceding two sentences, be immediately due and payable, the unpaid balance of the Principal Amount shall accrue interest at the per annum rate of six percent (6%) compounded annually to the date of default and thereafter at a rate



JZM5841
                                                        27
which shall be equal to a per annum rate of eight percent (8%) compounded annually (the "Default Rate") and all other sums due by the Company hereunder shall also be immediately due and payable; and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Holder in this Debenture or under applicable law. In such case, the Holder may also recover all costs of suit and other expenses in connection therewith, together with reasonable attorney's fees for collection, together with the interest on any judgment obtained by the Holder at the Default Rate, including interest at that rate from and after the date of any execution, judicial or foreclosure sale until actual payment is made to the Holder of the full amount due the Holder.

         9. Payment on Default. In the event that an Event of Default shall occur, then the Company shall pay to the Holder the whole amount which then shall have become due on this Debenture for principal and interest, and in addition thereto, such additional amount as shall be sufficient to cover the costs and expenses of collection.

         No delay or omission of the Holder to exercise any rights or powers accruing upon any default which shall not have been remedied shall impair any such right or power, or shall be construed to be a waiver of any such default or acquiescence therein; and every power and remedy given by this to the Holder may be exercised from time to time and as often as may be deemed expedient by the Holder.

         10. Exchange of Debenture. At the option of the Holder, this Debenture may be exchanged for other Debentures in denominations of $1,000 and any integral multiple thereof and of a like aggregate principal amount and tenor. Upon surrender of this Debenture to the Company for exchange, the Company shall execute and deliver to the Holder the Debentures which the Holder is entitled to receive in exchange.



         11. Immunity of Incorporators, Stockholders, Officers, Directors and Employees. No recourse shall be had for the payment of the principal or interest on this Debenture or for any claim based thereon or otherwise in any manner in respect thereof, to or against any subsidiary, incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any respective subsidiary, incorporator, stockholder, officer, director or employees, as such, past, present or future, of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty, or in any other manner, all such liability being expressly waived and released by the acceptance of this Debenture and as part of the consideration for the issue thereof.




JZM5841
                                                        28

         12. Adjustment for Certain Events. In the event of any (i) stock split, stock dividend or other distribution on or reclassification of the Common Stock of the Company payable in securities of the Company, (ii) issuance by the Company of rights or warrants to all holders of Common Stock at a price per share less than the Adjusted Fair Market Value (as defined herein) of the Common Stock on the date of such issuance, (iii) distribution to all holders of Common Stock of evidences of the Company's indebtedness or assets, or (iv) any event as to which the other provisions of this section are not strictly applicable but the failure to make any adjustment would not fairly protect the conversion rights of Holder as provided in this Debenture in accordance with the essential intent and principles hereof, the Conversion Price shall be equitably adjusted, if necessary, so that the Holder shall receive, in exchange for the Conversion Price, such securities of other property which the Holder might have received had the Holder converted the Debenture immediately prior to such event.

         As used herein "Fair Market Value" means:

         (a) If the Common Stock of the Company is traded on a national securities exchange or listed on the Nasdaq national market quotation system, the Fair Market Value of the Common Stock shall be the average closing price for the Common Stock for the five consecutive trading days prior to the date on which the Fair Market Value is determined; or

         (b) if the Common Stock is not so traded on a national securities exchange or listed on the Nasdaq national market quotation system, the Fair Market Value shall be as agreed to by the Holder and the Company and if the Holder and the Company do not agree, then the Fair Market Value shall be determined by binding arbitration in accordance with the rules of the American Arbitration Association.

         As used herein "Adjusted Fair Market Value" means: Ninety-five percent (95%) of Fair Market Value.

          If at any time the Company shall issue any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock, whether or not such options, rights, securities convertible into or exchangeable for Common Stock are immediately exercisable, and the price per share for which such Common Stock is issuable is less than the Conversion Price or the Adjusted Fair Market Value on the date of such issuance, the Conversion Price shall be reduced to whichever of the following two Conversion Prices (calculated to the nearest cent) shall be lower:

                  (1) the Conversion Price determined by dividing (A) an amount equal to the sum of (x) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (y) the consideration, if any,



JZM5841
                                                        29
         received by the Corporation upon such issue or sale, by (B) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale; or

                  (2) the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to such issue or sale by a fraction, the numerator of which shall be the sum of (x) the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale multiplied by the Adjusted Fair Market Value of the Common Stock determined as of the time of such issue or sale plus (y) the consideration, if any, received by the Corporation upon such issue or sale, and the denominator of which shall be the product derived by multiplying the Adjusted Fair Market Value of the Common Stock determined as of the time of such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

         For purposes hereof, "Common Stock Deemed Outstanding" as of any date shall mean all shares of Common Stock issued and outstanding on such date and all shares of Common Stock issuable upon exercise or conversion, as applicable, of the option or convertible security then being issued.

         The parties acknowledge and agree that, notwithstanding the foregoing, no adjustment to the Conversion Price shall be made as a result of (i) the issuance of up to 800,000 shares of Common Stock pursuant to certain outstanding warrants of the Company which are "out of the money" as of the date of this Debenture, (ii) the issuance of up to 1,500,000 shares of Common Stock pursuant to certain outstanding options, warrants or other securities of the Company convertible into Common Stock which are "in the money" as of the date of this Debenture, (iii) the issuance of or granting of rights to acquire up to 790,000 shares of Common Stock to PacifiCorp Financial Services, Inc. or any of its affiliates ("PacifiCorp"), or their respective assigns, pursuant to a Convertible Loan and Security Agreement to be entered into between the Company and PacifiCorp, (iv) the issuance of or granting of rights to acquire up to 515,000 shares of Common Stock to be sold by the Company pursuant to a Private Placement Memorandum, (v) the issuance of or granting of rights to acquire up to 100,000 shares of Common Stock to LKD Partnership or its assigns pursuant to a Convertible Debenture in the principal amount of approximately $1,000,000 issued in November, 1996, (vi) the issuance of or granting of rights to acquire up to 2,000,000 shares of Common Stock to officers, directors, consultants or employees of the Company, which rights vest over the next 9 to 10 years, and
(vii) the issuance of or granting of rights to acquire up to 400,000 additional shares of Common Stock to any third parties in transactions other than those contemplated in this paragraph.

         13. Consolidations or Mergers. In case of any consolidation or merger of the Company with or into another person, or any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which share exchange the Common Stock of the Company is converted into other securities, cash or property, the Company, or such successor or purchasing corporation, as the case may be, shall, prior to such con-



JZM5841
                                                        30
solidation, merger, sale, transfer or share exchange, execute and deliver to the Holder an agreement, in form and substance satisfactory to Holder, providing that the Holder shall have the right thereafter to convert this Debenture into the kind and amount of shares of stock or other securities, cash or other property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of the Company into which this Debenture could have been converted immediately prior to such consolidation, merger, sale, transfer or share exchange. Such agreement shall also provide that the provisions of Sections 12 and 13 hereof shall be amended without further action of the Company or any successor to apply to the shares of stock or other securities of the successor issued to the stockholders of the Company in any such consolidation, merger, sale, transfer or share exchange. The Holder of the Debenture shall have the right thereafter to convert this Debenture only into the kind and amount of shares of stock and other securities and property receivable upon or deemed to be held following such consolidation, merger, sale, transfer or share exchange by a holder of a number of shares of the Common Stock of the Company into which the Debenture could have been converted immediately prior to such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

         14. Notice of Adjustment Event. The Company shall provide written notice to the Holder of the Debenture at least at least 30 days prior to (i) the occurrence of a stock split, stock dividend or other distribution on or reclassification of the Common Stock of the Company payable in securities of the Company, (ii) the issuance by the Company of rights or warrants to all holders of Common Stock at a price per share less than the Adjusted Fair Market Value (as defined herein) of the Common Stock on the date of such issuance, (iii) a distribution to all holders of Common Stock of evidences of the Company's indebtedness or assets, (iv) any consolidation or merger of the Company with or into another person, or any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which share exchange the Common Stock of the Company is converted into other securities, cash or property, (v) the record date for a dividend (other than a dividend payable in Common Stock or other securities of the Company) upon Common Stock payable otherwise than out of earnings or earned surplus (determined in accordance with generally accepted accounting principles consistently applied) (a "Liquidating Dividend"); or (vi) the occurrence of an event as to which the other provisions of this section are not strictly applicable but the failure to make any adjustment would not fairly protect the conversion rights of Holder as provided in this Debenture in accordance with the essential intent and principles hereof. The Company shall provide notice to the Holder at least ten
(10) days prior to the record date for any dividend other than a Liquidating Dividend or a dividend payable in Common Stock or other securities of the Company. Such notice shall include an adjustment to the Conversion Price including such information showing the calculation of any proposed adjustment or stating that no such adjustment is necessary. The adjustment determined by the Company shall be conclusive unless the Holder shall provide the Company with a written notice objecting to such adjustment within 30 days of Holder's receipt of written notice of such adjustment.




JZM5841
                                                        31

         15. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with a reputable overnight courier or with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party in the Purchase Agreement, or at such other address as such party may designate by ten (10) days advance written notice to the other party.

         16.      Miscellaneous.

                  (a) The Company hereby waives presentment, demand, protest, notice of demand, notice of nonpayment or dishonor, notice of protest and all other notices of any kind in connection with the delivery, acceptance, performance default or enforcement of the payment of this Debenture. No failure to exercise, and no delay in exercising any rights hereunder on the part of the Holder hereof shall operate as a waiver of such rights.

                  (b) The Holder and the Company may from time to time enter into written agreements amending or changing any provisions of this Debenture or the Purchase Agreement or the rights of the Holder or the Company hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the obligations of the Company hereunder or thereunder.

                  (c) The Company agrees that its liability under this Debenture shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder. No course of dealing and no delay or failure of the Holder in exercising any right, power, remedy or privilege under this Debenture or the Purchase Agreement shall affect any other or future exercise thereof or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy of privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Holder under this Debenture and the Purchase Agreement are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of the Holder of any breach or default under this Debenture or any such waiver of any provision or condition of this Debenture must be in writing and shall be effective only to the extent specifically set forth in such writing.

                  (d) Whenever any payment or action to be made or taken hereunder shall be stated to be due on a day which is not a business day, such payment or action shall be made or taken on the next following business day, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.




JZM5841
                                                        32

                  (e) All notices, requests, demands, directions and other communications (collectively, "notices") given to or made upon any party hereto under the provisions of the Debenture shall be in writing and shall be effective if given in accordance with the provisions of the Purchase Agreement.

                  (f) The provisions of this Debenture are intended to be severable. If any provision of this Debenture shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  (g) This Debenture and the Purchase Agreement and other documents delivered in connection herewith and therewith supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein. Any Holder of this Debenture acknowledges that such Holder is bound by the applicable provisions of the Purchase Agreement and by the acceptance of this Debenture such Holder agrees to the terms thereof.

                  (h) All representations and warranties of the Company contained herein or made in connection herewith shall survive and shall not be waived by the execution and delivery of this Debenture or by any investigation by the Holder, but shall terminate upon Company's full satisfaction and payment of all outstanding amounts in the Principal Amount of or interest on this Debenture.

                  (i) This Debenture shall be binding upon and shall inure to the benefit of the Holder, the Company and their respective successors and assigns, except that the Company may not assign or transfer any of its rights and obligations hereunder or any interest herein.

                  (j) Whenever the Holder's consent is required to be obtained under this Debenture or the Purchase Agreement as a condition to any action, inaction, condition or event, the Holder shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

                  (k) The representations, warranties and covenants contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable law.




JZM5841
                                                        33

                  (l) This Debenture shall be governed by, and construed in accordance with, the laws of the State of Utah, excluding, however, the rules relating to conflicts of law.

                  (m) In no event shall the rate of interest payable under this Debenture exceed the maximum rate of interest permitted to be charged by applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to the Company. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as the Holder may determine. If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the said sums outstanding shall be refunded in cash by the Holder. Any such crediting or refund shall not cure or waive any default by the Company hereunder. The Company agrees, however, that in determining whether or not any interest payable under this Debenture exceeds the highest rate permitted by law, any non-principal payment, other than interest payments, including, without limitation, fees and late charges, shall be deemed, to the extent permitted by law, to be an expense, fee, premium or liquidated damages, rather than interest.

                  (n) THE COMPANY AND THE HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATED TO THIS DEBENTURE OR THE PURCHASE AGREEMENT OR ANY ACT OR OMISSION WHICH EITHER PARTY ASSERTS RESULTED IN ANY LIABILITY TO THE COMPANY, THE HOLDER OR THEIR RESPECTIVE OFFICERS, DIRECTORS, STOCKHOLDERS, PARTNERS, EMPLOYEES OR AGENTS, TO THE FULL EXTENT PERMITTED BY LAW.




JZM5841
                                                        34

         IN WITNESS WHEREOF, the Company, intending to be legally bound hereby, has caused this Debenture to be duly executed by its respective authorized officers on the day and year first above written.


                                         COVOL TECHNOLOGIES, INC.


                                       By:
                                      Name:
                                     Title:


[Corporate Seal]

ATTEST:



_______________, Secretary


Accepted and Agreed to as of the first
day referred to above

AJG FINANCIAL SERVICES, INC.

By:
         Name:
         Title:





JZM5841
                                                        35

                                                     EXHIBIT A


                                      [FORM OF HOLDER'S ELECTION TO CONVERT]


         The undersigned owner of this Debenture hereby irrevocably exercises the option to convert this Debenture or portion below designated, which shall be $50,000 or greater and in an integral multiple of $1,000, into shares of Common Stock of Covol Technologies, Inc., in accordance with the terms of this Debenture, and directs that the shares issuable and deliverable upon conversion, be issued in the name of and delivered to the undersigned.


Dated:
                                Signature (signature guarantee required if shares are to be issued other than to owner)


If shares are to be issued otherwise than to owner:
                                Please print name and address
                                (including zip code number)


Social Security or other
  Tax Identification Number:



Portion of Debenture to be converted
  (no less than $50,000 and in an
  integral multiple of $1,000, if less
  than all):                                    $




JZM5841
                                                        A-1

                                                     EXHIBIT B


                                      [FORM OF COMPANY'S ELECTION TO CONVERT]

         The undersigned, Covol Technologies, Inc., hereby irrevocably exercises its option to convert the entire outstanding Principal Amount of this Debenture into shares of Common Stock of the Covol Technologies, Inc., in accordance with the terms of this Debenture on _____________________, the Conversion Date.

Dated:
                                    Signature






JZM5841
                                                        B-1

                                                     EXHIBIT B


                  THIS DEBENTURE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR OTHERWISE QUALIFIED FOR SALE UNDER THE SECURITIES LAWS OF ANY STATE. THIS DEBENTURE MAY NOT BE TRANSFERRED OR SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND SUCH LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER HAS BEEN DELIVERED TO THE ISSUER TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                                      SENIOR DEBENTURE DUE DECEMBER 20, 1999

                                                         Salt Lake City, Utah

[$2,900,000]                                                December __, 1996

         COVOL TECHNOLOGIES, INC., a Delaware corporation whose headquarters are located at 3280 North Frontage Road, Lehi, Utah 84043 (the "Company"), promises to pay to the order of AJG FINANCIAL SERVICES, INC., or its successors and assigns (the "Holder"), the aggregate principal sum of [Two Million, Nine Hundred Thousand Dollars ($2,900,000.00)] (the "Principal Amount"), in lawful money of the United States of America, together with interest thereon from the date hereof on the unpaid Principal Amount, on the terms and conditions as hereinafter specified, until the Principal Amount is repaid in full.

         1. Identification of Debenture. This Debenture is the "Senior Debenture" defined in that certain Debenture Agreement and Security Agreement of even date herewith between the Company and the Holder (the "Purchase Agreement") and the Holder is entitled to all of the benefits that arise under the Purchase Agreement from being the "Investor" and the holder of the "Senior Debenture" thereunder.

         2.       Payment of Principal and Interest.

         (a) The Principal Amount shall be payable on December 20, 1999 ("Principal Repayment Date", also herein referred to as the "Maturity Date"). At the Maturity Date, any final Prepayment (as defined in Section 3 below), any acceleration of the Principal Amount



JZM5844
pursuant to Section 8 below, any unpaid Principal Amount of this Debenture, all interest accrued thereon and other sums payable hereunder shall be due and payable in full, notwithstanding any other provision hereof.

         (b) From and after the date hereof, interest on the unpaid balance of the Principal Amount shall accrue and be due and payable at the per annum rate equal to the prime interest rate publicly announced from time to time by Key Bank of Utah (the "Bank"), plus two percent (2%) (the "Interest Rate"). Fifty percent (50%) of the interest on the outstanding Principal Amount shall accrue and be due and payable upon the Maturity Date, and fifty percent (50%) of the interest on the outstanding Principal Amount shall be due and payable on each December 20, commencing December 20, 1997, and upon the Maturity Date, provided that upon any Prepayment and any acceleration of the Principal Amount pursuant to Section 8 below, all accrued and unpaid interest on the principal amount of the Prepayment or on the accelerated Principal Amount shall be immediately due and payable. Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed. In the event that all or any portion of the Principal Amount is not paid on any regularly scheduled payment date of this Debenture or upon acceleration (regardless of the reason therefor), the portion of the Principal Amount not paid when due shall bear interest until paid at the "Default Rate" (as defined in Section 8 below).

         (c) All portions of the Principal Amount, all interest thereon and all other sums due hereunder, shall be payable, without set-off or deduction, at the offices of the Holder set forth above or at such other place as Holder, from time to time may designate to the Company in writing, in cash, certified check or check of the Company that the Holder has agreed in writing in advance to accept or a wire transfer to such account as Holder may have previously designated to the Company in writing.

         3. Prepayment. The Company may prepay any portion of the Principal Amount or any installment thereof, without penalty or premium, upon five (5) days' written notice to Holder (a "Prepayment"). Any Prepayments shall be applied first to any overdue payments of principal or interest that bear interest at the "Default Rate", next to any other accrued but unpaid interest in the inverse order of maturity and then to reduction of installments of principal of the Principal Amount in the inverse order in which such installments are due. Any prepayments shall not postpone the due date of or change the amount of any subsequent installment of principal due hereunder.

         If a Change in Control (as hereinafter defined) occurs, the Holder may, by notice to the Company given not later than the date 10 days after the date the Company has notified the Holder of such Change in Control, require the prepayment of the entire unpaid Principal Amount of this Debenture and all accrued but unpaid interest thereon; whereupon the Company shall, on the date 10 days after the date such notice is given by the Holder, prepay this Debenture. The Company shall give the Holder notice of the occurrence of any Change in Control not later than 10 days after such Change in Control occurred.



JZM5844
                                                        B-3

         As used herein, "Change in Control" of the Company means:

                  (a) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

                  (b) during any period of two consecutive years (not including any period prior to the date of this Debenture), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c) or (d) of this Section) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                  (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (I) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (II) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

                  (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         4. Adjustment of Interest Rate. The Interest Rate shall be adjustable from time and each time the Bank announces a change in its prime interest rate. The change in the Interest Rate shall be effective on the date specified by the Bank as the effective date of the change.

         5. Exchange of Debenture. At the option of the Holder, this Debenture may be exchanged for other Debentures in denominations of $1,000 and any integral multiple thereof and of a like aggregate principal amount and tenor. Upon surrender of this Debenture to the



JZM5844
                                                        B-4

Company for exchange, the Company shall execute and deliver to the Holder the Debentures which the Holder is entitled to receive in exchange.

         6.       Ranking  of  Obligations.   The  obligations  of  the  Company
hereunder do rank and will rank at least pari passu in priority of payment with all other indebtedness of the Company.

         7. Covenants. Until satisfaction in full of all obligations of the Company under this Debenture, the Company shall at all times comply with all of the covenants of the Company set forth herein or in the Purchase Agreement, which are hereby incorporated by reference herein as if each such covenant was set forth in full in this Debenture, together with any necessary defined terms from the Purchase Agreement.

         8. Events of Default. The following events are hereby defined for all purposes of this Debenture as Events of Default:

                  (a) Failure of the Company to pay any installment of principal or interest hereunder when and as the same shall become due and payable, which failure shall have continued for a period of 5 days after receiving written notice of such late payment.

                  (b) The breach by the Company of any of the other covenants set forth in this Debenture or in the Purchase Agreement if such breach is not cured within 30 days after written notice thereof is given by the Holder.

                  (c) The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter in effect, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the institution of proceedings thereunder or the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due;

                  (d) The entry of a decree or order by a court having jurisdiction for relief in respect of the Company, or adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under Title 11 of the United States Code, as now constituted or hereafter in effect, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee (or other similar official) of the Company or of any substantial part of



JZM5844
                                                        B-5
         its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (e) A default shall occur under any other agreement, document or instrument to which the Company is a party and such default is not cured within any applicable grace period or waived in writing, and such default (i) involves the failure to make any payment when due in respect of any indebtedness (other than the Principal Amount and interest thereon) of the Company in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate, or (ii) causes such indebtedness or a portion thereof in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or (iii) permits any holder of such indebtedness or a trustee to cause such indebtedness or a portion thereof in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate to become due prior to its stated maturity or prior to the regularly scheduled dates of payment and such default is not cured or waived within 30 days after the occurrence thereof.

         If one or more Events of Default shall happen and be continuing, then, and in each and every such case, the Holder, at its option, by notice in writing to the Company, may declare the entire Principal Amount and all interest accrued thereon and any other sums due hereunder, if not already due and payable, to be immediately due and payable. If there shall occur an Event of Default described in Sections 8(c) or 8(d), the entire unpaid balance of the Principal Amount with interest accrued thereon and all other sums due under this Debenture shall be immediately due and payable without notice to the Company. If the entire unpaid balance with interest accrued thereon shall, as a result of either of the preceding two sentences, be immediately due and payable, the unpaid balance of the Principal Amount shall accrue interest at the Interest Rate compounded annually to the date of default and thereafter at a rate which shall be equal to the Interest Rate plus two percent (2%) (the "Default Rate") and all other sums due by the Company hereunder shall also be immediately due and payable; and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Holder in this Debenture or under applicable law. In such case, the Holder may also recover all costs of suit and other expenses in connection therewith, together with reasonable attorney's fees for collection, together with the interest on any judgment obtained by the Holder at the Default Rate, including interest at that rate from and after the date of any execution, judicial or foreclosure sale until actual payment is made to the Holder of the full amount due the Holder.

         9. Payment on Default. In the event that an Event of Default shall occur, then the Company shall pay to the Holder the whole amount which then shall have become due on the Debenture for principal and interest, and in addition thereto, such additional amount as shall be sufficient to cover the costs and expenses of collection.




JZM5844
                                                        B-6

         No delay or omission of the Holder to exercise any rights or powers accruing upon any default which shall not have been remedied shall impair any such right or power, or shall be construed to be a waiver of any such default or acquiescence therein; and every power and remedy given by this to the Holder may be exercised from time to time and as often as may be deemed expedient by the Holder.

         10. Immunity of Incorporators, Stockholders, Officers, Directors and Employees. No recourse shall be had for the payment of the principal or interest on this Debenture or for any claim based thereon or otherwise in any manner in respect thereof, to or against any subsidiary, incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or any respective subsidiary, incorporator, stockholder, officer, director or employees, as such, past, present or future, of any predecessor or successor corporation, either directly or through the Company or such predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty, or in any other manner, all such liability being expressly waived and released by the acceptance of this Debenture and as part of the consideration for the issue thereof.

         11. Notices. Unless otherwise provided, any notice required or permitted under this Debenture shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with a reputable overnight courier or with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party in the Purchase Agreement, or at such other address as such party may designate by ten (10) days advance written notice to the other party.

         12.      Miscellaneous.

         (a) The Company hereby waives presentment, demand, protest, notice of demand, notice of nonpayment or dishonor, notice of protest and all other notices of any kind in connection with the delivery, acceptance, performance default or enforcement of the payment of this Debenture. No failure to exercise, and no delay in exercising any rights hereunder on the part of the Holder hereof shall operate as a waiver of such rights.

         (b) The Holder and the Company may from time to time enter into written agreements amending or changing any provisions of this Debenture or the Purchase Agreement or the rights of the Holder or the Company hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the obligations of the Company hereunder or thereunder.

         (c) The Company agrees that its liability under this Debenture shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the



JZM5844
                                                        B-7

Holder. No course of dealing and no delay or failure of the Holder in exercising any right, power, remedy or privilege under this Debenture or the Purchase Agreement shall affect any other or future exercise thereof or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy of privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Holder under this Debenture and the Purchase Agreement are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of the Holder of any breach or default under this Debenture or any such waiver of any provision or condition of this Debenture must be in writing and shall be effective only to the extent specifically set forth in such writing.

         (d) Whenever any payment or action to be made or taken hereunder shall be stated to be due on a day which is not a business day, such payment or action shall be made or taken on the next following business day, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

         (e) All notices, requests, demands, directions and other communications (collectively, "notices") given to or made upon any party hereto under the provisions of this Debenture shall be in writing and shall be effective if given in accordance with the provisions of the Purchase Agreement.

         (f) The provisions of this Debenture are intended to be severable. If any provision of this Debenture shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         (g) This Debenture and the Purchase Agreement and other documents delivered in connection herewith and therewith supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein. Any Holder of this Debenture acknowledges that such Holder is bound by the applicable provisions of the Purchase Agreement and by the acceptance of this Debenture such Holder agrees to the terms thereof.

         (h) All representations and warranties of the Company contained herein or made in connection herewith shall survive and shall not be waived by the execution and delivery of this Debenture or by any investigation by the Holder, but shall terminate upon Company's full satisfaction and payment of all outstanding amounts in the Principal Amount of or interest on this Debenture.




JZM5844
                                                        B-8

         (i) This Debenture shall be binding upon and shall inure to the benefit of the Holder, the Company and their respective successors and assigns, except that the Company may not assign or transfer any of its rights and obligations hereunder or any interest herein.

         (j) Whenever the Holder's consent is required to be obtained under this Debenture or the Purchase Agreement as a condition to any action, inaction, condition or event, the Holder shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

         (k) The representations, warranties and covenants contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable law.

         (l) This Debenture shall be governed by, and construed in accordance with, the laws of the State of Utah, excluding, however, the rules relating to conflicts of law.

         (m) In no event shall the rate of interest payable under this Debenture exceed the maximum rate of interest permitted to be charged by applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to the Company. Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as the Holder may determine. If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the said sums outstanding shall be refunded in cash by the Holder. Any such crediting or refund shall not cure or waive any default by the Company hereunder. The Company agrees, however, that in determining whether or not any interest payable under this Debenture exceeds the highest rate permitted by law, any non-principal payment, other than interest payments, including, without limitation, fees and late charges, shall be deemed, to the extent permitted by law, to be an expense, fee, premium or liquidated damages, rather than interest.

         (n) THE COMPANY AND THE HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATED TO THIS DEBENTURE OR THE PURCHASE AGREEMENT OR ANY ACT OR OMISSION WHICH EITHER PARTY ASSERTS RESULTED IN ANY LIABILITY TO THE COMPANY, THE HOLDER OR THEIR RESPECTIVE OFFICERS, DIRECTORS, STOCKHOLDERS, PARTNERS, EMPLOYEES OR AGENTS, TO THE FULL EXTENT PERMITTED BY LAW.




JZM5844
                                                        B-9

         IN WITNESS WHEREOF, the Company, intending to be legally bound hereby, has caused this Debenture to be duly executed by its respective authorized officers on the day and year first above written.


                                                  COVOL TECHNOLOGIES, INC.


                                       By:
                                      Name:
                                     Title:
[Corporate Seal]



Attest:
                                          , Secretary

Accepted and Agreed to as of
the first day referred to above

AJG FINANCIAL SERVICES, INC.


By:
         Name:
         Title:




JZM5844
                                                       B-10

                                           REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT is made as of the 20th day of December, 1996, by and among COVOL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and AJG FINANCIAL SERVICES, INC. and its successors, assigns and transferees (herein referred to collectively as the "Holders" and individually as a "Holder").

                                               W I T N E S S E T H:

         WHEREAS, on the date hereof, Holder is the holder of that certain 6% Convertible Subordinated Debenture due December 20, 1999, in the principal amount of $1,100,000 (the "Debenture");

         WHEREAS, pursuant to the terms of the Debenture, Holder and the Company have the right to convert all or any portion of the outstanding principal amount of the Debenture and any accrued and unpaid interest thereon into shares of Common Stock of the Company; and

         WHEREAS, the Company has agreed to provide the Holders with certain registration rights as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

         1.       Definitions.

         As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

         "Company Common Stock" shall mean the shares of common stock, $.01 par value per share, of the Company.

         "Debenture" shall have the meaning set forth in the preamble.

         "Effective Date" shall mean the date of this Agreement.




JZM5800

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Holder" or "Holders" shall have the meaning set forth in the preamble.


         "Person" shall mean an individual, partnership, corporation, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" shall mean the prospectus included in a Registration Statement, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

         "Public Sale" shall mean a public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act.

         "Registrable Securities" shall mean the Shares, excluding (i) Shares for which a Registration Statement relating to the sale thereof by the Holder shall have become effective under the Securities Act and which have been disposed of by the Holder under such Registration Statement, and (ii) Shares sold or otherwise distributed pursuant to Rule 144 under the Securities Act.

         "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all SEC or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons engaged by the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 3(a)(vii) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters, if any, required by or incident to such performance and compliance. Registration Expenses shall specifically exclude the fees and disbursements of counsel representing a selling Holder and underwriting discounts and commissions, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a selling Holder, all of which shall be borne by such Holder in all cases.




JZM5800
                                                       B-12

         "Registration Statement" shall mean a registration statement of the Company and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act which covers the Registrable Securities requested by Holders to be covered by such registration statement, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the
Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Selling Holder" shall mean each Holder who elects to participate in an underwritten public offering of Company Common Stock.

         "Shares" shall mean Company Common Stock that is issued upon conversion of all or any portion of the outstanding principal amount of the Debenture and any accrued but unpaid interest thereon.

         2.       Registration Under the Securities Act.

                  (a) Filing of Registration Statement. As promptly as practicable after the date hereof, the Company intends, but is not obligated, to cause to be filed a Registration Statement providing for the issuance of the Shares to the Holder to the extent allowed by applicable regulations and the resale by the Holder of Registrable Securities then held by the Holder and intends to use its best efforts to cause such Registration Statement if filed to be declared effective by the SEC as soon as reasonably practicable. The Company agrees to use its best efforts to keep such Registration Statement continuously effective under the Securities Act for a period expiring on the date two (2) years from the date of the last issuance of any Shares and further agrees to supplement or amend the Registration Statement, if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act or by any other rules and regulations thereunder for such Registration Statement.

                  (b) Demand Registration. In the event the Company has not caused to be filed a Registration Statement as provided in Section 2(a) within six (6) months from the date hereof, Holder shall have the right, at any time and from time to time after such six (6) month period, to demand that the Company cause to be filed a Registration Statement or an amendment to a Registration Statement providing for the registration under the Securities Act of the Shares to be issued to Holder to the extent allowed by applicable regulations and the resale by the Holder of all Registrable Securities, or, in the event the Company has filed a Registration Statement as provided in Section 2(a) within six (6) months from the date hereof, but such



JZM5800
                                                       B-13

Registration Statement has not been declared effective by the SEC, Holder shall have the right at any time and from time to time after January 1, 1998, to demand that the Company cause to be filed a Registration Statement or an amendment to a Registration Statement providing for the registration under the Securities Act of the Shares to be issued to Holder and the resale by the Holder of all Registrable Securities; provided, however, if at the time of such demand, the Shares have been issued, such Registration Statement shall only relate to sales by Holder. The Company agrees to use its best efforts to keep such Registration Statement continuously effective under the Securities Act for a period expiring on the date two (2) years from the date of the last issuance of any Shares and further agrees to supplement or amend the Registration Statement, if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act or by any other rules and regulations thereunder for such Registration Statement.

                  (c) Cut-Back Registration. In the event that the Holder has requested the inclusion of Registrable Securities in a registration statement pursuant to Section 3(a) or Section 3(b) and all or a portion of the Registrable Securities with respect to which the Holder has requested registration are not registered by virtue of the provisions of said sections, Holder shall thereupon have the right to require the registration under the Securities Act of such Registrable Securities pursuant to the provisions of Section 2(b), irrespective of whether the date upon which Registration is requested is within six months of the date of this Agreement.

                  (d) Expenses. The Company shall pay all Registration Expenses in connection with any Registration Statement filed pursuant to this
Section 2.


                  (e) Inclusion in Registration Statement. The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed offer or sale by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing. Any Holder who does not provide the information reasonably requested by the Company in connection with the Registration Statement as promptly as practicable after receipt of such request, but in no event later than ten (10) days thereafter, shall not be entitled to have its Registrable Securities included in the Registration Statement.

                  (f) Underwritten Demand by Holder. If at the demand of Holder, the Company proposes to file a Registration Statement relating to an underwritten public offering of any Registerable Securities and the investment banking firm selected by Holder to act as lead underwriter in connection with such public offering of securities by Holder advises in writing that, in such firm's opinion, a registration of other securities of the Company at that time would materially and adversely affect the offering by Holder, no person (including the Company) shall have a right to have shares of common stock or other securities included in such Registration Statement; provided, however, that if an offering of some but not all of the shares requested to



JZM5800
                                                       B-14
be registered by Holder would not adversely affect the offering by Holder, the aggregate number of shares requested to be included in such offering by the Company and each other person shall be reduced pro rata according to the total number of securities proposed to be sold by the Company and other Person taken as a whole; provided, in no event shall the shares requested by Holder to be included in the Registration Statement shall be reduced.

                  (g) Rights to Subsequent Investors. The Company shall not grant any rights to any other person which shall diminish in any way the rights granted to the Holders hereunder. The Company may grant subsequent investors rights of registration (such as those provided in Section 2 hereof); provided, however, that (i) such rights are limited to shares of Common Stock (including, in the case of any underwritten offering, shares issuable upon the conversion of convertible securities or upon the exercise of warrants if such conversion or exercise is effected by the sellers or the underwriters prior to sale to the public in such offering), (ii) such rights are not inconsistent with the provisions hereof; (iii) the instrument granting such rights specifically confirms the rights of the Holders of Registrable Shares hereunder; (iv) the rights of the Holder hereunder shall be the same as the rights of registration granted to the subsequent investors.

         3.       Incidental Registration.

                  (a) If the Company proposes to register any shares of Company Common Stock ("Other Securities") for public sale by the Company pursuant to an underwritten offering under the Securities Act it will give prompt written notice to Holders of its intention to do so, and upon the written request of Holders delivered to the Company within fifteen (15) Business Days after the giving of any such notice which request shall specify the number of Registrable Securities intended to be disposed of by Holders and the Company shall include such Registrable Securities in such Registration Statement. The Company will not be required to effect any registration pursuant to this Section 3(a) if the Company shall have been advised in writing (with a copy to the Selling Holders) by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of securities by the Company that, in such firm's opinion, a registration at that time by other holders would materially and adversely affect the Company's own scheduled offering, provided, however, that if an offering of some but not all of the shares requested to be registered by Holder and other holders would not adversely affect the Company's offering, the aggregate number of shares requested to be included in such offering by each selling holder shall be reduced pro rata according to the total number of securities proposed to be sold by the selling holders taken as a whole.

                  (b) If at the demand of any other Person but the Holder ("Other Person"), the Company proposes to register Other Securities for public sale pursuant to an underwritten offering under the Securities Act it will give prompt written notice to Holder of its intention to do so, and upon the written request of Holders delivered to the Company within fifteen (15) Business Days after the giving of any such notice which request shall specify the number of Registrable Securities intended to be disposed of by Holder and the Company shall include such



JZM5800
                                                       B-15

Registrable Securities in such Registration Statement. If the Other Person shall have been advised in writing (with a copy to the Selling Holders) by a nationally recognized independent investment banking firm acting as lead underwriter in connection with the public offering of securities by the Other Person that, in such firm's opinion, a registration by the Holders at that time would materially and adversely affect the offering by the Other Person, the Registrable Securities of the Holder shall not be included in such Registration, provided, the number of shares requested to be included in such offering by the Holders and all other Persons shall be reduced pro rata according to the total number of securities proposed to be sold by the Holder and other selling holders taken as a whole; provided, however, notwithstanding the foregoing paragraph, the shares requested by the Other Person demanding registration to be included in the Registration Statement shall not be reduced if required by an agreement between such Other Person and the Company.

                  (c) With respect to any proposed sale or sale by the Holder of Registrable Securities pursuant to this Section 3 the Company shall pay all Registration Expenses.

                  (d) No registration of Registrable Securities effected under this Section 3 shall relieve the Company of its obligation (if any) to effect registrations of Registrable Securities pursuant to Section 2.

         4.       Registration Procedures.

                  (a) Obligations of the Company. In connection with any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall:

     (i) cause the Registration Statement to be available for the sale of the Registrable Securities by Holders in one or more transactions, in negotiated transactions, through the writing of options of the Registrable Securities, or a combination of such methods of sale, and to comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith and in the event the Company is listed on the NASDAQ National Market System ("NMS") in one or more transactions on NMS or otherwise in special offerings, exchange distributions or secondary distribution pursuant to and in accordance with the rules of the NMS, in the over-the-counter market;

     (ii) (A) prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement as may be necessary to keep each such Registration Statement effective for the applicable period; (B) cause the Prospectus included in each such Registration Statement to be supplemented by any required



JZM5800
                                                       B-16
prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; (C) respond promptly to any comments received from the SEC with respect to each Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and (D) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement;

     (iii) furnish to each Holder of Registrable Securities, without charge, as many copies of each Prospectus, and any amendment or supplement thereto and such other documents as they may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus, by each such Holder of Registrable
Securities, in connection with the offering and sale of the Registrable Securities covered by the Prospectus;

     (iv) notify promptly each Holder of Registrable Securities and confirm such advice in writing (A) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (B) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (C) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus), not misleading;

     (v) use its best effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

     (vi) use its best efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably



JZM5800
                                                       B-17
request in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective or during the period offers or sales are being made by a Holder that has delivered a Registration Notice to the Company, whichever is shorter, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(vi), (B) subject itself to taxation in any such jurisdiction, or (C) submit to the general service of process in any such jurisdiction;

     (vii) upon the occurrence of any event contemplated by Section 4(a)(iv)(C) hereof, use its best efforts promptly to prepare and file a supplement or prepare, file and obtain effectiveness of a post- effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (viii) use its best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

     (ix) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement or amendment thereto relating to such Registrable Securities;

     (x) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earning statement covering at least twelve (12) months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and




JZM5800
                                                       B-18

     (xi) use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Holders to consummate the disposition of such Registrable Securities.

                  (b) Obligations of Holders. In connection with and as a condition to the Company's obligations with respect to a Registration Statement pursuant to Section 2 hereof and this Section 4, each Holder agrees that (i) it will not offer or sell its Registrable Securities under the Registration Statement until it has received copies of the supplemental or amended Prospectus contemplated by Section 4(a)(ii) hereof and receives notice that any post-effective amendment has become effective; and (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 4(a)(iv)(C) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by
Section 4(a)(vii) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (c) Lockup. In the event the Company proposes to effect the distribution of its securities by the Company through an underwritten public offering, each Holder who then beneficially owns in excess of 100,000 shares agrees for a period of time, beginning seven (7) days prior to the effective date of the underwriting agreement pertaining to such offering and ending thirty
(30) days after such effective date that such Holder will forthwith cease any sale or other disposition of any of the Registrable Securities or sale or other disposition of any of its Registrable Securities during such period of time, if requested in writing by the representatives of the underwriters for any such underwritten public offering; provided, however, that Holders shall not be subject to more than one Lockup Period during any twelve (12) month period.

         5.       Indemnification; Contribution.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, each officer and director of such Holder, and each Person, if any, who controls any Holder within the meaning of
Section 15 of the Securities Act as follows:

                           (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to



JZM5800
                                                       B-19
                                    which Registrable Securities were registered
                                    under  the  Securities  Act,  including  all
                                    documents incorporated therein by reference,
                                    or  the   omission   or   alleged   omission
                                    therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or
                                    investigation    or   proceeding   by    any
                                    governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                           (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 4(a) does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

                  (b) Indemnification by the Holders. Each Holder severally agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any other selling Holder within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 5(a) hereof (except that any settlement described in Section 4(a)(ii) shall be effected only with the written consent of such Holder), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon (i) any untrue statement or omission, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company



JZM5800
                                                       B-20
by such selling Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver a Prospectus to any purchaser of Registrable Securities where such a delivery obligation was applicable to such Holder's sale of Registrable Securities and such Holder had been provided with sufficient copies of such Prospectus for the relevant deliveries thereof. In no event shall the liability of any Holder under this Section 4(b) be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 4(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 4(a) or (b) above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding. The indemnification obligations provided pursuant to Sections 4(a) and (b) hereof survive, with respect to a Holder, the transfer of Registrable



JZM5800
                                                       B-21

Securities by such Holder, and with respect to a Holder or the Company, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

                  (d)      Contribution.

(i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 4 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Holders, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Holders on the other (in such proportions that the selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnified party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

(ii) The Company and the Holders agree that it would not be just or equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4(d), no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder would otherwise have been required to pay by reason of such untrue statement or omission.



JZM5800
                                                       B-22

(iii)Notwithstanding   the   foregoing,   no   Person   guilty   of   fraudulent
     misrepresentation  (within the meaning of Section  11(f) of the  Securities
     Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 4(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of
     Section 15 of the Securities Act shall have the same rights to contribution as the Company.

(iv) The contribution provided for in this Section 4(d) shall survive, with respect to a Holder, the transfer of Registrable Securities by such Holder, and with respect to a Holder or the Company, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

         6.       Rule 144 Sales.

                  (a) Reports. The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required to enable such Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act.

                  (b) Certificates. In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the selling Holders may reasonably request at least two (2) business days prior to any sale of Registrable Securities.

         7.       Miscellaneous.

                  (a)      Amendments  and  Waivers.  The  provisions  of   this
Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers


JZM5800
                                                       B-23
or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority in amount of the outstanding Registrable Securities; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Sections 2, 3, 4, 5, 6 or 7 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities, as the case may be. Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 6(a) shall be provided by the Company to each Holder of Registrable Securities at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

     (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(b), which address initially is, with respect to each Holder, the address set forth next to such Holder's name on the books and records of the Company, or (ii) if to the Company, at: COVOL Technologies, Inc., 3280 N. Frontage Road, Lehi, Utah 84043; Facsimile: (801) 768-4483; Attn: General Counsel.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five
(5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

                  (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the Company and the Holders, including without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities, as the case may be, shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

                  (d) Headings. The headings in this Agreement are for the convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (e)      GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED   BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF.




JZM5800
                                                       B-24

                  (f) Specific Performance. The Company and the Holders hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  (g) Entire Agreement. This Agreement is intended by the Company as a final expression of its agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Company in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings of the Company with respect to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                                    COVOL TECHNOLOGIES, INC.


                                       By:
                                      Name:
                                     Title:


                                                    AJG FINANCIAL SERVICES, INC.


                                       By:
                                      Name:
                                     Title:




JZM5800
                                                       B-25